UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     May 21, 2020

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware	1-31340	56-0484485
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

8100 Denmark Road, Charlotte, North Carolina (Address of Principal Executive Offices)		28273-5975 (Zip Code)

(704)554-8510 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A - Common Stock, par value $.033 per share	CATO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE CATO CORPORATION

Item 2.02. Results of Operations and Financial Condition.

On May 21, 2020, The Cato Corporation issued a press release regarding its financial results for the first quarter ending May 2, 2020. A copy of this press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 - Press Release issued May 21, 2020

Exhibit 104 – Cover Page Interactive Data File (embedded within Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CATO CORPORATION

May 22, 2020	/s/ John P. D. Cato
Date	John P. D. Cato Chairman, President and Chief Executive Officer

May 22, 2020	/s/ John R. Howe
Date	John R. Howe Executive Vice President Chief Financial Officer

Exhibit Index

Exhibit	Exhibit No.

Exhibit 99.1 - Press Release issued May 21, 2020	99.1

Exhibit 104 – Cover Page Interactive Data File (embedded within Inline XBRL document)	104

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